UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2014

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Exact name of registrant as specified in its charter)
New Jersey	001-00973	22-1212800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
80 Park Plaza, P.O. Box 570
Newark, New Jersey 07101-0570
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant's telephone number, including area code)
http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Public Service Electric and Gas Company (PSE&G) is filing herewith the following exhibit in connection with the issuance and sale by it on November 7, 2014 of $250,000,000 aggregate principal amount of its 3.05% Secured Medium-Term Notes, Series J, due 2024 (the “Secured Medium-Term Notes”). Such issuance will be under PSE&G’s previously filed Registration Statement on Form S-3 (Registration No. 333-178133) and the related Prospectus dated November 23, 2011, Prospectus Supplement dated August 6, 2014, and Pricing Supplement, dated November 4, 2014, relating to the Secured Medium-Term Notes.

* Opinion of M. Courtney McCormick, Deputy General Counsel of PSE&G, as to legality of the Secured Medium-Term Notes.

Item 9.01. Financial Statements and Exhibits

Exhibit 5-11	Opinion of M. Courtney McCormick, Deputy General Counsel of PSE&G, as to the legality of the Secured Medium-Term Notes.
Exhibit 23-14	Consent of M. Courtney McCormick, Deputy General Counsel of PSE&G (included in Exhibit 5-11).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Registrant)

By:	/s/ Stuart Black

Stuart Black
Vice President and Controller
(Principal Accounting Officer)

Date: November 7, 2014

3